AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JULY 6, 2016
TO THE
PROSPECTUS DATED FEBRUARY 29, 2016

AS SUPPLEMENTED JUNE 30, 2016

AMERICAN INDEPENDENCE BOYD WATTERSON CORE PLUS FUND (Ticker Symbols: IIISX, IBFSX)	AMERICAN INDEPENDENCE NAVELLIER LARGE CAP GROWTH FUND (Ticker Symbols: LGNIX, LGNAX, LGNCX)
AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (Ticker Symbols: SEKSX, IKSTX, IKTEX)	AMERICAN INDEPENDENCE NAVELLIER INTERNATIONAL FUND (Ticker Symbols: IMSSX, IIESX)
AMERICAN INDEPENDENCE JAFORLINES RISK-MANAGED ALLOCATION FUND (Ticker Symbols: RMAIX, AARMX, ACRMX)

At a Board meeting held on June 23, 2016 (“Board Meeting”), RiskX Investments, LLC (“RiskX Investments”), the adviser to the American Independence Boyd Watterson Core Plus Fund (the “Core Plus Fund”), recommended to the Trustees of the Board that Carret Asset Management LLC (“Carret”) replace Boyd Watterson Asset Management, LLC (“BWAM”) as the Core Plus Fund’s sub-adviser. After careful consideration, the Trust’s Board, including a majority of the Independent Trustees, approved the termination of BWAM, approved the appointment of Carret as sub-adviser to the Core Plus Fund, and approved the Form of Sub-Advisory Agreement between RiskX Investments and Carret on behalf of the Core Plus Fund, subject to the approval of the Core Plus Fund’s shareholders. RiskX Investments also recommended that the Core Plus Fund be renamed the American Independence Carret Core Plus Fund, and the Trustees approved the name change, subject to shareholder approval of the Sub-Advisory Agreement.

Also at the Board Meeting, RiskX Investments, the adviser to the American Independence Kansas Tax-Exempt Bond Fund (the “Kansas Fund”), recommended to the Trustees of the Board that Carret replace Arrivato Asset Management, LLC (“Arrivato”) as the Kansas Fund’s sub-adviser. After careful consideration, the Trust’s Board, including a majority of the Independent Trustees, approved the termination of Arrivato, approved the appointment of Carret as sub-adviser to the Kansas Fund, and approved the Form of Sub-Advisory Agreement between RiskX Investments and Carret on behalf of the Kansas Fund, subject to the approval of the Kansas Fund’s shareholders.

Founded in 1963, Carret is an independent investment advisor serving wealth managers, financial advisors, select institutional clients, and high-net-worth individuals and families, managing assets of approximately $1.9 billion as of December 31, 2015, including $1.4 billion in four fixed-income strategies: (1) Municipal Fixed Income, including both state specific and national focus; (2) Taxable Fixed Income; (3) Fixed Income Opportunity; and (4) Leveraged Fixed Income Opportunity. The firm offers active investment-grade fixed-income management with opportunistic turnover, a team-based investment decision-making process, a long-term track record, access to senior portfolio managers, and a partnership structure that ensures a culture of high-touch client service.

For both the Core Plus Fund and the Kansas Fund, the Trustees authorized the Trust’s officers to call a special meeting of shareholders, select a record date and meeting date, and prepare and file a proxy statement to approve the new Sub-Advisory Agreement; consequently, shareholders of record will receive a proxy statement in July 2016 containing additional details regarding the proposed Sub-Advisory Agreement, which will pertain to both funds, and details regarding the special meetings of shareholders. Until such time as the shareholders approve the Sub-Advisory Agreement, the Core Plus Fund and the Kansas Fund will be managed by the current portfolio teams disclosed in the Prospectus.

Additionally, at the Board Meeting, RiskX Investments, the adviser to the American Independence Navellier International Fund (the “International Fund”), recommended to the Trustees of the Board that Manifold Partners LLC (“Manifold”) be added as a sub-adviser to the International Fund in addition to Navellier & Associates, Inc. (“Navellier”). After careful consideration, the Trust’s Board, including a majority of the Independent Trustees, approved the addition of Manifold, approved the Form of Sub-Advisory Agreement between RiskX Investments and Manifold on behalf of the International Fund, subject to the approval of the International Fund’s shareholders, and approved the Form of Amended Sub-Advisory Agreement between RiskX Investments and Navellier, also subject to the approval of the International Fund’s shareholders. RiskX Investments also recommended that the International Fund be renamed the American Independence Multi-Manager International Fund, and the Trustees approved the name change, subject to shareholder approval of the Sub-Advisory Agreements.

With approximately $75 million assets under management as of March 31, 2016, Manifold serves as investment adviser to private investment funds and also provides sub-advisory services to Funds and other entities managed by other investment advisers. Manifold is a Delaware limited liability company formed in September 2012. Its principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is the ultimate owner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the chairman of RiskX Investments.

Manifold’s primary method of security analysis is statistical in nature. Expected returns for each security in the eligible markets are calculated using a proprietary algorithm developed over the past number of years. This algorithm is statistical in nature and describes in a very general way the probable returns on individual equities given the properties of their return distributions relative to the market in which they trade. These analytical methods have been developed and tested over a period of years. In general, the approach is to compute statistical and fundamental factors describing a security’s price movements and to relate the values of these factors to future returns using past data. The relationships established between factor values and future returns using past data are then used to forecast future returns for securities using the current values of the statistical factors for each security. Manifold believes that these statistical methods of security analysis are related to, but more detailed than, charting or technical analysis as a method for relating past security return patterns to expected future returns. This expected return information is used in combination with risk management and portfolio construction algorithms to create highly diversified portfolios with the desired risk characteristics.

For the International Fund, the Trustees authorized the Trust’s officers to call a special meeting of shareholders, select a record date and meeting date, and prepare and file a proxy statement to approve the new Sub-Advisory Agreement for Manifold and the amended Sub-Advisory Agreement for Navellier; consequently, shareholders of record will receive a proxy statement in July 2015 containing additional details regarding both of the proposed Sub-Advisory Agreements and details regarding the special meeting of shareholders. Until such time as the shareholders approve the Sub-Advisory Agreement with Manifold and the Amended Sub-Advisory Agreement with Navellier, the International Fund will be managed by the current portfolio team disclosed in the Prospectus.

For the American Independence Navellier Large Cap Growth Fund, there is a change in the portfolio management team at the sub-adviser, Navellier & Associates, Inc. (“Navellier”). Consequently, the section titled “Portfolio Managers” on pages 52-53 should be deleted and replaced as follows:

Mr. Louis Navellier is primarily responsible for the day-to-day management of the American Independence Navellier International Fund, and he is co-portfolio manager along with Mr. Michael Garaventa to the American Independence Navellier Large Cap Growth Fund. In managing the American Independence Navellier International Fund’s portfolio, Mr. Navellier consults with Mr. James O’Leary of Henry James International Management, an SEC registered investment adviser.

The biographical information for Messrs. Navellier and Garaventa is set forth below:

Louis Navellier. (Both Funds) Louis Navellier founded Navellier and currently serves as its Chief

Investment Officer, Chief Executive Officer, and Chairman. He is responsible for the management of individual portfolios, mutual funds, and institutional portfolios. Mr. Navellier began publishing his quantitative analysis on growth stocks in 1980, and in 1987 he started managing private accounts for high-net-worth individuals and shortly thereafter for public plans, Taft-Hartley plans, corporate pension funds, endowments, and foundations. Mr. Navellier received a B.S. in business administration and an

M.B.A. in finance from California State University, Hayward.

Michael Garaventa. (American Independence Navellier Large Cap Growth Fund) Michael Garaventa joined Navellier in 2001 and has 13 years of experience in the securities industry. Mr. Garaventa manages the All Cap Core strategy and is a member of the Large Cap Growth, Power Dividend, and Small-to-Mid Cap Growth management teams. In addition, he assists in ongoing research projects, product enhancements, and product development. Mr. Garaventa is responsible for calculating monthly and quarterly portfolio statistics, performance, and attribution analysis for the firm's portfolios. Mr. Garaventa received a B.S. in finance from the University of Nevada, Reno.

Also at the Board Meeting, RiskX Investments, the adviser to the American Independence JAForlines Risk-Managed Allocation Fund recommended to the Trustees that the name of the Fund be changed to the American Independence Global Tactical Allocation Fund. Effective immediately, the name of the American Independence JAForlines Risk-Managed Allocation Fund has been changed to the American Independence Global tactical Allocation Fund.

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